SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2004 (March 18, 2004)

EVANS & SUTHERLAND COMPUTER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Utah	0-8771	87-0278175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Komas Drive, Salt Lake City, Utah		84108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (801) 588-1000

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description

99.1	Evans & Sutherland Computer Corporation Conference Call Summarized Information, dated March 18, 2004.

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished pursuant to Item 9 and Item 12.

On March 18, 2004, the Company held a conference call during which the Company reported its financial results for the fourth quarter ended and fiscal year ended December 31, 2003, and discussed restatement of certain financial results previously reported for the first three fiscal quarters of 2003 (the “Conference Call”).  The Company is furnishing summarized information from the Conference Call as Exhibit 99.1 to this Current Report, which Exhibit is hereby incorporated into this Current Report by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

The furnishing of this Form 8-K does not constitute an admission as to the materiality of any information contained in this Current Report or that the information contained herein is material investor information that is not otherwise publicly available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVANS & SUTHERLAND COMPUTER CORPORATION

Date:	March 19, 2004	/s/ E. Thomas Atchison
E. Thomas Atchison
Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Evans & Sutherland Computer Corporation Conference Call Summarized Information, dated March 18, 2004.